Investment in Affiliates (Tables)	12 Months Ended
Dec. 31, 2017
Investment in Affiliates
Schedule of investment in affiliates

	As of December 31,
	2016	2017
	RMB	RMB
Equity-method investments:
Ovation(i)	71,908	46,630
Other(ii)	21,236	19,704

Total	93,144	66,334

Details of the significant investments are as follows:

(i)

On February 21, 2014, the Group acquired a 23% equity interest in Ovation, which is a British Virgin Island ("BVI") company that engages in research and development, and distribution of beauty products and production and publication of TV programme, for a total consideration of approximately US$55,777 (approximately RMB339,303) pursuant to a share purchase and subscription agreement with Ovation and certain of its existing shareholders.

(ii)	Other investment in affiliate represents investment in a private company that engages in cosmetic sales which the Group owns 20% voting right or higher and has significant influences.